UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 5, 2008

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

P.O. Box 3453 Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 5, 2008, Advanced Micro Devices, Inc. (the “Company”) entered into the Amendment (the “Amendment”) to Master Transaction Agreement with Advanced Technology Investment Company LLC, a limited liability company established under the laws of the Emirate of Abu Dhabi and wholly owned by the Government of the Emirate of Abu Dhabi (“ATIC”), and West Coast Hitech L.P., an exempted limited partnership organized under the laws of the Cayman Islands (“WCH”), acting through its general partner, West Coast Hitech G.P., Ltd., a corporation organized under the laws of the Cayman Islands (the “Master Transaction Agreement”), pursuant to which, among other things, (i) WCH will purchase 58,000,000 shares of the Company’s common stock and 35,000,000 warrants to purchase the Company’s common stock at a revised aggregate purchase price equal to 58,000,000 multiplied by the lower of (A) the average closing prices per share of the Company’s common stock on the New York Stock Exchange (“NYSE”) during the 20 trading days immediately prior to and including December 12, 2008 or (B) the average closing prices per share of the Company’s common stock on the NYSE during the 20 trading days immediately prior to the closing date of the transactions contemplated by the Master Transaction Agreement (the “Closing”), (ii) the Company will issue to WCH an additional 5,000,000 warrants to purchase the Company’s common stock at an exercise price of $0.01 per share, for a total of 35,000,000 warrants, (iii) the enterprise value of the manufacturing assets to be contributed by the Company to The Foundry Company will be reduced from a multiplier of 1.13x to 0.85x of the net book value of the assets and (iv) the net asset valuation multiple on future capital calls of The Foundry Company will be reduced from 1.1x to 0.9x. Immediately following the Closing, the Company and ATIC will be the only stockholders of The Foundry Company, each of which at the Closing will have equal voting rights, and The Foundry Company will be owned 34.2 percent by the Company and 65.8 percent by Oyster on a fully converted to common basis.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1, which is incorporated herein by reference, and by reference to the Master Transaction Agreement attached as Exhibit 10.1 to the Company’s Form 8-K/A filed with the Securities and Exchange Commission on October 22, 2008.

Item 7.01	Regulation FD Disclosure.

The information in this Item, including the Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

On December 8, 2008, the Company announced the entry into the Amendment in a press release that is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment to Master Transaction Agreement dated as of December 5, 2008, by and among Advanced Micro Devices, Inc., Advanced Technology Investment Company LLC and West Coast Hitech L.P., acting through its general partner, West Coast Hitech G.P., Ltd.

99.1	Press Release dated December 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2008	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Faina Medzonsky
	Name:	Faina Medzonsky
	Title:	Assistant General Counsel and Assistant Secretary

Exhibit Index.

Exhibit No.	Description
10.1	Amendment to Master Transaction Agreement dated as of December 5, 2008, by and among Advanced Micro Devices, Inc., Advanced Technology Investment Company LLC and West Coast Hitech L.P., acting through its general partner, West Coast Hitech G.P., Ltd.

99.1	Press Release dated December 8, 2008.